Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

12.	Commitments and Contingencies
Legal Proceedings
We record a liability and accrue the costs for a loss when an unfavorable outcome is probable and the amount of the loss can be reasonably estimated. In some cases, no estimate of the possible loss or range of loss in excess of amounts accrued, if any, can be made because of the inherently unpredictable nature of legal and regulatory proceedings. While the liability and accrued costs reflect our best estimate, the actual amounts may materially be different.
We may be involved in various litigation matters in the ordinary course of business. In the opinion of management, the ultimate resolution of legal proceedings is not expected to have a material adverse effect on the condensed consolidated financial statements. Amounts accrued for legal proceedings were not material as of
September
 30, 2021 and December 31, 2020.

14.	COMMITMENTS AND CONTINGENCIES
S
tandby Letter of Credit
We issued a standby letter of credit to one of our third-party payors in conjunction with commitments to perform. The standby letter of credit in the amount of $775 could be increased up to $1,163 based upon certain criteria. The standby letter of credit automatically renews on an annual basis in February and is collateralized by a savings account in the same amount. The standby letter of credit was renewed in February 2021.
Legal Proceedings
We record a liability and accrue the costs for a loss when an unfavorable outcome is probable and the amount of the loss can be reasonably estimated. In some cases, no estimate of the possible loss or range of loss in excess of amounts accrued, if any, can be made because of the inherently unpredictable nature of legal and regulatory proceedings. While the liability and accrued costs reflect our best estimate, the actual amounts may materially be different.
We may be involved in various litigation matters in the ordinary course of business. In the opinion of management, the ultimate resolution of legal proceedings is not expected to have a material adverse effect on the consolidated financial statements. Amounts accrued for legal proceedings were not material as of December 31, 2020 and 2019.
Professional Liability Insurance
We maintain coverage for professional liability, errors and omissions, directors and officers, employment practices liability insurance, and worker’s compensation. The professional liability insurance policy is claims based while the other insurance policies are occurrence based. Such policies provide coverage for our employees, certain covered physicians, loss of income due to potential business interruption, and possible destruction or theft of assets. There have no
t been any reductions in coverage nor have there been any claims, which have exceeded such coverage(s) for the year ended December 31, 2020 and 2019.
Medical Reinsurance (Stop-Loss Insurance)
We utilize medical insurance (or stop-loss agreement) to limits excess losses on individual members. Under the terms of the stop-loss agreement, we are reimbursed for certain proportions of the cost of each member’s hospital expenses in excess of a specified deductible in a coverage period, limited to $2,000 in aggregate per member per coverage period. We have until April 30, 2021, to submit claims to the reinsurance carrier with dates of service prior to October 1, 2020. Reinsurance premiums are included in medical costs in the consolidated statement of operations.
Each coverage period starts October 1 to September 30 of the following year. As of September 30, 2020, we renewed our expiring policy for the 2020–2021 coverage period with all existing terms and conditions remaining intact.
In the event that the third party with whom we have contracted is unable to meet its obligations under the stop-loss agreement, we remain 100% liable for paying such claim amounts submitted.